This is the form required under section 139 of the Securities Rules and, if applicable, by an order issued under section 76 of the Securities Act.

BC FORM 45-902F

(Formerly Form 20)

Securities Act

REPORT OF EXEMPT DISTRIBUTION

(Please refer to the instructions before completing the information below.)

Report of a distribution of a security under section 74(2)(1) to (5), (8) to (10), 11(i), (14), (16)(i), (18), (19), or (23) to (26) of the Securities Act, or section 128(a), (b), (c) or (e) to (h) of the Securities Rules, or, if applicable, by an order issued under section 76 of the Securities Act.

1.

Name, address and telephone number of the issuer of the security distributed.

Rubicon Minerals Corporation

888 - 1100 Melville Street

Vancouver, B.C.  V6E 4A6

(604) 623-3333

2.

State whether the Issuer is an exchange issuer (ie. listed on the Canadian Venture Exchange, but not listed or quoted on any other stock exchange or trading or quotation system in Canada).

Yes

3.

Describe the type of security and the aggregate number distributed.

12,500 Common Shares

4.

Date of the distribution(s) of the security.

March 14, 2002

5.

Specify the section(s) of the Act or Rules and, if applicable, the date of the discretionary order or the blanket order number under which the distribution(s) of the security was made.

Sections 74(2)(18) of the Act

6.

If the distribution(s) of the security was made to 50 purchasers or less, circle and complete clause (a) of this section.  If the distribution(s) of the security was made to more than 50 purchasers, circle clause (b) of this section.

(a)

Full Name and Residential Address of Purchaser	Number of Securities Purchased	Price Per Share (Canadian $)	Total Purchase Price (Canadian $)	Section of Act/Rules and if applicable, Date of Discretionary Order or Blanket Order Number
Bill Mercer PO Box 182 Badger, NF A0H 1A0	12,500	Deemed price of $1.14	$14,250 (deemed)	Section 74(2)(18)

(b)

The issuer has prepared and certified a list of purchasers comprising the same information required by clause (a) of this section and a certified true copy of the list will be provided to the Commission upon request.

7.

State the total dollar value (Canadian $) of the securities distributed by the issuer to purchasers resident in British Columbia in respect of which this report is filed.

N/A

8.

State the name and address of any person acting as agent in connection with the distribution(s) of the security, the compensation paid or to be paid to the agent and the name(s) of the purchaser(s) in respect of which the compensation was paid or is to be paid.

Name and Address of Agent	Compensation Paid (number and type of security and/or cash amount (Canadian $)	Price Per Share (Canadian $)	Name of Purchaser
N/A

9.

If the distribution of the security was under section 128(a) of the Rules, state the number of different purchasers who acquired any securities of the issuer under that section during the 12 month period preceding the distribution of this security.

N/A

10.

If the distribution of the security was under section 128(h) of the Rules, state:

(a)

the number of different purchasers who acquired any securities of the issuer under that section during the 12 month period preceding the distribution of this security, and

N/A

(b)

the total dollar value (Canadian $) of all securities of the issuer distributed under that section (including the distribution of this security), during the 12 month period preceding the distribution of this security.

N/A

The undersigned hereby certifies that the statements made in this report are true and correct.

DATED at Vancouver, B.C., this 18th day of March, 2002.

Rubicon Minerals Corporation

Name of Issuer (please print)

Per:

Signature of authorized signatory

Michael J. Gray, Secretary

Name and office of authorized signatory

(please print)

IT IS AN OFFENCE FOR A PERSON TO MAKE A STATEMENT IN A RECORD REQUIRED TO BE FILED OR PROVIDED UNDER THE SECURITIES ACT OR THE SECURITIES RULES THAT, AT THE TIME AND IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.

INSTRUCTIONS:

1.

If the space provided for any answer is insufficient, additional sheets may be used.  Each sheet must be cross referenced to the relevant section of the report and signed by the person who signs the report.

2.

In answer to question 3, provide a full description of the security, including any underlying securities into which the security is convertible or exchangeable and, if applicable, state the expiry date of the security.

3.

In answer to question 8, compensation includes discounts, commissions or other fees or payments of a similar nature directly related to the distribution of the security but does not include payments for services incidental to the distribution of the security such as clerical, printing, legal or accounting services.  If compensation is to be paid to the agent by way of a distribution of securities of the issuer under an exemption on a later date, the issuer may be required to file a separate BC Form 45-902F together with the applicable filing fee.

4.

If the distribution of the security is made to a purchaser under section 128(a), (b), (c) or (h) of the Rules, or to a purchaser that is an individual under section 74(2)(4) of the Act, in respect of which this report is filed, the issuer must obtain from the purchaser, before an agreement of purchase and sale is entered into,, an acknowledgement of the purchaser in the required form as required by section 135 of the Rules and retain the acknowledgement for a period of 6 years.  The required form is BC Form 45-903F1for an individual purchaser and BC Form 45-903F2 for a non-individual purchaser.

5.

Where an offering memorandum is required to be delivered in connection with a distribution of the security under section 74(2)(4) of the Act, or section 128(a), (b) or (c) of the Rules, or is delivered in connection with a distribution of the security under section 128(h) of the Rules, a copy of the offering memorandum must be filed with the Commission on or before the 10th day after the distribution of the security.

6.

The report must be filed with the Commission on or before the 10th day after the distribution of the security.

7.

File one originally signed report with the completed Fee Checklist and the required fee.  In order to determine the fee payable, consult item 19 of section 22 of the Securities Regulation, R.B.C. Reg. 196/97.  Cheques should be made payable to the “British Columbia Securities Commission”.